UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2015

Walter Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700
Birmingham, Alabama 35244
(205) 745-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
As previously disclosed, on July 15, 2015, Walter Energy, Inc., a Delaware corporation (“Walter Energy” or the “Company”) and certain of the Company’s wholly owned domestic subsidiaries (collectively with the Company, the "Debtors"), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama (the “Bankruptcy Court”). The Company’s Chapter 11 cases are being administered under the caption In re Walter Energy, Inc., et al., Case No. 15-02741-TOM11.
On October 20, 2015, the Debtors filed their monthly bankruptcy administrator form for the period ended September 30, 2015 (the “Monthly Bankruptcy Administrator Form”) with the Bankruptcy Court. The Monthly Bankruptcy Administrator Form is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.
Any financial information included in the Monthly Bankruptcy Administrator Form (the “financial information”) was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the financial information and, accordingly, do not express an opinion or any other form of assurance with respect to the financial information. The inclusion of the financial information herein should not be regarded as an indication that the Company or their affiliates or representatives consider the financial information to be a reliable prediction of future events, and the financial information should not be relied upon as such. Neither the Company nor any of their affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the financial information, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the financial information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the financial information are shown to be in error.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Financial and Operating Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Bankruptcy Administrator Form, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Company cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization. In particular, in most cases under Chapter 11 of the Bankruptcy Code, holders of equity securities receive little or no recovery of value from their investment. The Monthly Bankruptcy Administrator Form is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the Northern District of Alabama and the Bankruptcy Court. The Monthly Bankruptcy Administrator Form was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The Monthly Bankruptcy Administrator Form does not include all of the information and footnotes required by GAAP. Therefore, the Monthly Bankruptcy Administrator Form does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Bankruptcy Administrator Form is complete. The Monthly Bankruptcy Administrator Form also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Bankruptcy Administrator Form should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the related exhibits contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, and the progress of its Chapter 11 bankruptcy proceedings, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; unfavorable economic, financial and business conditions; risks and uncertainties relating to the bankruptcy filing by Walter Energy, including, but not limited to, (i) Walter Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 case, including maintaining strategic control as debtor-in-possession, (ii) the ability of Walter Energy and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of Walter Energy’s bankruptcy filing on Walter Energy and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 case as well the outcome of all other pending litigation and the outcome of the Chapter 11 case in general, (v) the length of time that Walter Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third-party motions in the Chapter 11 case, which may interfere with Walter Energy’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on Walter Energy’s liquidity or results of operations, and (viii) increased advisory costs to execute Walter Energy’s reorganization; the impact of the NYSE’s suspension of trading and commencement of delisting proceedings on the liquidity and market price of Walter Energy’s common stock and on Walter Energy’s ability to access the public capital markets; the uncertainty that any trading market for Walter Energy’s common stock will exist or develop in the over-the-counter markets; and other risks and uncertainties. Forward-looking statements made by Walter Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results. Walter Energy does not undertake any obligation to publicly update or review any forward-looking statements except as may be required by law, whether as a result of new information, future developments or otherwise. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report and the related exhibits may not occur and should not place undue reliance on any forward-looking statements.

Walter Energy cautions that the trading in its securities during the pendency of Chapter 11 proceedings is highly speculative and poses substantial risks. A joint plan of reorganization could result in Walter Energy’s outstanding common stock being diluted or extinguished, and the holders of Walter Energy’s common stock may not receive any distribution or other favorable treatment within the Chapter 11 proceedings or pursuant to any confirmed plan of reorganization based on any securities held. Accordingly, Walter Energy’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Walter Energy in this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Monthly Bankruptcy Administrator Form for the period ended September 30, 2015, filed with the United States Bankruptcy Court for the Northern District of Alabama.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: October 20, 2015	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Monthly Bankruptcy Administrator Form for the period ended September 30, 2015, filed with the United States Bankruptcy Court for the Northern District of Alabama.